Exhibit 99.1

Auto Nation [Logo]

Contact: Marc Cannon
(954) 769-3146
cannonm@autonation.com

AutoNation Reports Third Quarter Net Income From Continuing
Operations of $0.35 Per Share

     Fort Lauderdale, FL (October 28, 2004) – AutoNation, Inc. (NYSE: AN), America’s largest automotive retailer, today reported net income from continuing operations of $95.0 million, or $0.35 per share, on revenue of $5.1 billion for the third quarter ended September 30, 2004. The results compare with 2003 third-quarter net income from continuing operations of $109.5 million, or $0.38 per share, on revenue of $5.1 billion.

     “A number of factors directly impacted our third-quarter earnings,” said Mike Jackson, chairman and chief executive officer of AutoNation. “These factors included the four major hurricanes that caused store closings and substantial disruption of our business throughout Florida and the Southeast, and the challenging retail sales environment we continue to experience.”

     At the end of the third quarter, AutoNation’s new vehicle inventory level was 53 days versus 75 days at the end of the second quarter – a decline of 25,000 units or 24%.

     For the nine-month period ended September 30, 2004, the Company reported net income from continuing operations of $278.9 million or $1.02 per share. Net income from continuing operations for the nine-month period ended September 30, 2003 was $428.5 million or $1.48 per share. Excluding the $0.44 per share benefit of the first-quarter 2003 IRS tax settlement, earnings per share from continuing operations for the nine-month period ended September 30, 2003 was $1.04. The Company’s revenue for the nine-month period ended September 30, 2004 totaled $14.8 billion, up 2 percent versus the prior year.

     Looking ahead, Mr. Jackson said, “We expect fourth-quarter EPS from continuing operations to be in the range of $0.30 to $0.33 per share. As previously announced, our full-year 2004 guidance for EPS from continuing operations is in the range of $1.32 to $1.35.”

     Following careful consideration, the Company has made a policy change with regard to providing future earnings guidance. In the future, the Company will no longer provide quarterly or annual earnings per share guidance. The Company will continue providing investors with long-term EPS growth targets along with information and insight into strategic initiatives, growth and value drivers, and trend and industry data critical to understanding the Company’s businesses and operating environment.

     “We believe that our Company and shareholders are best served with our approach of managing our business for the long-term,” Mr. Jackson stated. “Our progress in executing our long-term strategy is best measured as we achieve it, rather than focusing on establishing and attaining short-term public forecasts. With our diversified business model, our goal continues to be EPS growth at a long-term average annual rate of 10%-12%.”

     Key assumptions and drivers related to our long-term EPS growth rate objective are set forth in the following financial tables and will be discussed on the earnings conference call.

     Separately, the Company also announced today that its Board of Directors has authorized an additional $250 million for the repurchase of its common stock. The Board’s decision extends the Company’s previously authorized share repurchase programs.

     AutoNation will discuss these results, the Company’s outlook and supporting assumptions during a conference call and audio webcast this morning at 9:00 a.m., Eastern Time. To listen to the live conference call, dial (800) 762-4717, or listen to the audio webcast via the Internet at www.autonation.com, by clicking on the “about us” link, then clicking on “investors,” then “webcast.” A playback of the conference call will be available after 12:30 p.m. Eastern Time through November 4, 2004, by calling (800) 475-6701, access code number #750554 or via the Internet as outlined above.

About AutoNation, Inc.

AutoNation, Inc., headquartered in Fort Lauderdale, Fla., is America’s largest automotive retailer. Ranked No. 97 on the 2004 Fortune 500 and a component of the Standard and Poor’s 500 Index, AutoNation employs approximately 28,000 people and owns and operates 360 new vehicle franchises in 18 states. For additional information, please visit http://corp.AutoNation.com or www.AutoNation.com, where more than 100,000 vehicles are available for sale.

FORWARD LOOKING STATEMENTS

Certain statements and information included in this release, including the information set forth under “Business Assumptions Impacting Long-term EPS Growth Target” in the following financial tables, constitute “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied in such forward-looking statements. Additional discussion of factors that could cause actual results to differ materially from management’s projections, estimates and expectations is contained in the Company’s SEC filings. The Company undertakes no duty to update its forward-looking statements, including its earnings outlook. This release contains certain non-GAAP financial measures as defined under SEC rules, including earnings per share from continuing operations for the nine-month period ended September 30, 2003 excluding the benefit of the first-quarter 2003 IRS tax settlement. The Company believes such non-GAAP financial measure improves the transparency of the Company’s disclosure, provides a meaningful presentation of the Company’s results from its core business operations excluding the impact of items not related to the Company’s ongoing core business operations, and improves the period-to-period comparability of the Company’s results from its core business operations. As required by SEC rules, the Company has provided a reconciliation of this measure to the most directly comparable GAAP measure, which is set forth in the attachments to this release.

AUTONATION, INC.
UNAUDITED CONSOLIDATED INCOME STATEMENTS
($ in millions, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2004	2003	2004	2003
Revenue:
New vehicle	$3,176.6	$3,218.6	$9,003.6	$8,826.9
Used vehicle	1,098.8	1,117.7	3,312.2	3,295.6
Parts and service	638.0	630.3	1,898.2	1,837.6
Finance and insurance	162.3	166.5	470.6	458.9
Other	21.7	9.5	68.1	30.9

Total revenue	5,097.4	5,142.6	14,752.7	14,449.9

Cost of sales:
New vehicle	2,956.5	2,989.6	8,369.8	8,180.5
Used vehicle	1,001.3	1,013.5	3,002.6	2,978.5
Parts and service	361.3	355.0	1,066.9	1,035.5
Other	10.0	1.2	30.6	4.3

Total cost of sales	4,329.1	4,359.3	12,469.9	12,198.8

Gross profit	768.3	783.3	2,282.8	2,251.1

Selling, general and administrative expenses	551.7	558.7	1,649.6	1,617.8
Depreciation	20.2	17.3	58.5	50.8
Amortization	0.3	0.3	0.9	1.3
Loan and lease underwriting income, net	—	(0.1)	—	(6.1)
Other losses (gains)	1.0	(0.1)	1.4	2.3

Operating income	195.1	207.2	572.4	585.0

Floorplan interest expense	(21.4)	(15.2)	(60.1)	(53.7)
Other interest expense	(18.4)	(18.5)	(57.4)	(54.7)
Interest income	0.9	0.8	2.3	2.8
Other (loss) income	(1.9)	(1.3)	(3.3)	5.0

Income from continuing operations before income taxes	154.3	173.0	453.9	484.4

Provision for income taxes	59.3	63.5	175.0	183.4
Income tax benefit from IRS settlement	—	—	—	(127.5)

Net tax provision — continuing operations	59.3	63.5	175.0	55.9

Net income from continuing operations	95.0	109.5	278.9	428.5
Loss from discontinued operations, net of income taxes	(2.6)	(0.7)	(7.1)	(13.8)

Net income before cumulative effect of accounting change	92.4	108.8	271.8	414.7
Cumulative effect of accounting change, net of income taxes	—	—	—	(14.6)

Net income	$92.4	$108.8	$271.8	$400.1

Diluted earnings per share:
Continuing operations	$0.35	$0.38	$1.02	$1.48
Discontinued operations	$(0.01)	$—	$(0.03)	$(0.05)
Cumulative effect of accounting change	$—	$—	$—	$(0.05)
Net income	$0.34	$0.38	$0.99	$1.39

Weighted average common and common equivalent shares outstanding	270.6	286.6	273.2	288.6

Common shares outstanding	264.4	274.6	264.4	274.6

See accompanying note.

AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA
($ in millions, except per vehicle data)

Operating Highlights	Three Months Ended September 30,				Nine Months Ended September 30,
	2004	2003	$ Variance	% Variance	2004	2003	$ Variance	% Variance
Revenue:
New vehicle	$3,176.6	$3,218.6	$(42.0)	(1.3)	$9,003.6	$8,826.9	$176.7	2.0
Retail used vehicle	881.7	907.8	(26.1)	(2.9)	2,698.4	2,693.7	4.7	0.2
Wholesale	217.1	209.9	7.2	3.4	613.8	601.9	11.9	2.0

Used vehicle	1,098.8	1,117.7	(18.9)	(1.7)	3,312.2	3,295.6	16.6	0.5

Parts and service	638.0	630.3	7.7	1.2	1,898.2	1,837.6	60.6	3.3
Finance and insurance	162.3	166.5	(4.2)	(2.5)	470.6	458.9	11.7	2.5
Other	21.7	9.5	12.2		68.1	30.9	37.2

	$5,097.4	$5,142.6	$(45.2)	(0.9)	$14,752.7	$14,449.9	$302.8	2.1

Gross profit:
New vehicle	$220.1	$229.0	$(8.9)	(3.9)	$633.8	$646.4	$(12.6)	(1.9)
Retail used vehicle	98.5	104.2	(5.7)	(5.5)	308.4	315.4	(7.0)	(2.2)
Wholesale	(1.0)	—	(1.0)		1.2	1.7	(0.5)

Used vehicle	97.5	104.2	(6.7)	(6.4)	309.6	317.1	(7.5)	(2.4)

Parts and service	276.7	275.3	1.4	0.5	831.3	802.1	29.2	3.6
Finance and insurance	162.3	166.5	(4.2)	(2.5)	470.6	458.9	11.7	2.5
Other	11.7	8.3	3.4		37.5	26.6	10.9

	768.3	783.3	(15.0)	(1.9)	2,282.8	2,251.1	31.7	1.4
Selling, general and administrative expenses	551.7	558.7	7.0	1.3	1,649.6	1,617.8	(31.8)	(2.0)
Depreciation	20.2	17.3	(2.9)		58.5	50.8	(7.7)
Amortization	0.3	0.3	—		0.9	1.3	0.4
Loan and lease underwriting income, net	—	(0.1)	(0.1)		—	(6.1)	(6.1)
Other losses (gains)	1.0	(0.1)	(1.1)		1.4	2.3	0.9

Operating income	195.1	207.2	(12.1)	(5.8)	572.4	585.0	(12.6)	(2.2)
Floorplan interest expense	(21.4)	(15.2)	(6.2)	(40.8)	(60.1)	(53.7)	(6.4)	(11.9)
Other interest expense	(18.4)	(18.5)	0.1	0.5	(57.4)	(54.7)	(2.7)	(4.9)
Interest income	0.9	0.8	0.1	12.5	2.3	2.8	(0.5)	(17.9)
Other income	(1.9)	(1.3)	(0.6)		(3.3)	5.0	(8.3)

Income from continuing operations before income taxes	$154.3	$173.0	$(18.7)	(10.8)	$453.9	$484.4	$(30.5)	(6.3)

Retail vehicle unit sales:
New	110,634	115,434	(4,800)	(4.2)	314,869	316,920	(2,051)	(0.6)
Used	60,731	64,175	(3,444)	(5.4)	186,411	188,585	(2,174)	(1.2)

	171,365	179,609	(8,244)	(4.6)	501,280	505,505	(4,225)	(0.8)

Revenue per vehicle retailed:
New	$28,713	$27,883	$830	3.0	$28,595	$27,852	$743	2.7
Used	$14,518	$14,146	$372	2.6	$14,476	$14,284	$192	1.3
Gross profit per vehicle retailed:
New	$1,989	$1,984	$5	0.3	$2,013	$2,040	$(27)	(1.3)
Used	$1,622	$1,624	$(2)	(0.1)	$1,654	$1,672	$(18)	(1.1)
Finance and insurance	$947	$927	$20	2.2	$939	$908	$31	3.4

Operating Percentages	Three Months Ended September 30,		Nine Months Ended September 30,
	% 2004	% 2003	% 2004	% 2003
Revenue mix percentages:
New vehicle	62.3	62.6	61.0	61.1
Used vehicle	21.6	21.7	22.5	22.8
Parts and service	12.5	12.3	12.9	12.7
Finance and insurance	3.2	3.2	3.2	3.2
Other	0.4	0.2	0.4	0.2

	100.0	100.0	100.0	100.0

Gross profit mix percentages:
New vehicle	28.6	29.2	27.8	28.7
Used vehicle	12.7	13.3	13.6	14.1
Parts and service	36.0	35.1	36.4	35.6
Finance and insurance	21.1	21.3	20.6	20.4
Other	1.6	1.1	1.6	1.2

	100.0	100.0	100.0	100.0

Operating items as a percentage of revenue:
Gross profit:
New vehicle	6.9	7.1	7.0	7.3
Used vehicle — retail	11.2	11.5	11.4	11.7
Parts and service	43.4	43.7	43.8	43.6
Total	15.1	15.2	15.5	15.6
Selling, general and administrative expenses	10.8	10.9	11.2	11.2
Operating income	3.8	4.0	3.9	4.0
Operating items as a percentage of total gross profit:
Selling, general and administrative expenses	71.8	71.3	72.3	71.9
Operating income	25.4	26.5	25.1	26.0

See accompanying note.

AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA, Continued
($ in millions, except per share data)

Cash Flow Information	Three Months Ended September 30,		Nine Months Ended September 30,
	2004	2003	2004	2003
Capital expenditures, excluding property operating lease buy-outs	$26.9	$30.1	$81.6	$75.3
Property operating lease buy-outs	$—	$—	$77.7	$9.8
Stock repurchases	$82.9	$111.8	$190.8	$465.2
Acquisitions	$(0.1)	$3.0	$154.3	$47.8
Proceeds from exercises of stock options	$18.2	$63.2	$68.1	$101.9

Floorplan Assistance and Expense	Three Months Ended September 30,			Nine Months Ended September 30,
	2004	2003	Variance	2004	2003	Variance
Floorplan assistance (included in cost of operations)	$32.8	$29.3	$3.5	$90.6	$87.5	$3.1
Floorplan interest expense	(21.4)	(15.2)	(6.2)	(60.1)	(53.7)	(6.4)

Net floorplan benefit	$11.4	$14.1	$(2.7)	$30.5	$33.8	$(3.3)

Balance Sheet and Other Highlights	September 30, 2004	December 31, 2003	September 30, 2003
Cash and cash equivalents	$90.8	$172.1	$35.6
Inventory	$2,647.1	$2,889.4	$2,339.4
Vehicle floorplan payable	$2,457.4	$2,780.7	$2,202.6
Non-vehicle debt	$817.4	$824.4	$738.5
Equity	$4,113.0	$3,949.7	$3,958.7
New days supply (industry standard of selling days, including fleet)	53 days	71 days	53 days
Used days supply (trailing 30 days)	41 days	41 days	38 days

Comparable Basis Reconciliations	Net Income		Diluted Earnings Per Share
	Nine Months Ended September 30,		Nine Months Ended September 30,
	2004	2003	2004	2003
Net income, as reported	$271.8	$400.1	$0.99	$1.39
Discontinued operations	7.1	13.8	$0.03	$0.05
Cumulative effect of accounting change	—	14.6	—	$0.05

Net income from continuing operations, as reported	278.9	428.5	$1.02	$1.48
Income tax benefit from IRS settlement	—	(127.5)	—	$(0.44)

Net income, excluding income tax benefit from IRS Settlement	$278.9	$301.0	$1.02	$1.04

Business Assumptions Impacting Long-term EPS Growth Target:

U.S. light vehicle annual unit sales	stable in the high 16 million range

SGA % reduction (next 3 years)	approximately 200 bp
(SGA % of gross profit less floorplan interest)	(including the previously announced 100 basis point reduction resulting from the organizational realignment.)

Continued opportunistic redeployment of cash flow	share repurchase, debt reduction, capital expenditures and acquisitions

Targeted return on incremental invested capital	approximately 15% after-tax

Note

The Company’s parts and service departments provide reconditioning repair work for used vehicles acquired by the used vehicle department and minor preparatory work for new vehicles. The parts and service departments charge the new and used departments as if they were third parties in order to account for total activity performed by that department. The Company has determined that the revenue and related cost of sales of both new and used vehicles had not been reduced by the intracompany charge for such work. Commencing with the second quarter of 2004, the Company is making the adjustment and has revised amounts previously reported by reducing new and used vehicle revenue and cost of sales by the amount of the intracompany charge. The adjustments have no impact on total gross profit, operating income, income from continuing operations, net income, earnings per share, cash flows, or financial position for any period or their respective trends.

The effect of the adjustments was to reduce both revenue and cost of sales for new vehicles by $21 million and $65 million for the three and nine months ended September 30, 2004, respectively, and for used vehicles by $49 million and $151 million for the same periods, respectively. For 2003, the adjustment reduced both revenue and cost of sales for new vehicles by $21 million and $61 million for the three and nine months ended September 30, 2003, respectively, and used vehicles by $50 million and $143 million for the same periods, respectively. Accordingly, the Company’s revenue-based performance metrics, such as revenue per vehicle, gross profit as a percent of revenue, and SG&A as a percent of revenue, also have been revised. These revisions do not have a material impact on the amounts for any period or respective trends.

AUTONATION, INC.
UNAUDITED SAME STORE DATA
($ in millions, except per vehicle data)

Operating Highlights	Three Months Ended September 30,				Nine Months Ended September 30,
	2004	2003	$ Variance	% Variance	2004	2003	$ Variance	% Variance
Revenue:
New vehicle	$3,091.3	$3,207.0	$(115.7)	(3.6)	$8,786.0	$8,783.5	$2.5	—
Retail used vehicle	858.5	903.3	(44.8)	(5.0)	2,642.1	2,677.3	(35.2)	(1.3)
Wholesale	206.1	208.7	(2.6)	(1.2)	586.9	597.5	(10.6)	(1.8)

Used vehicle	1,064.6	1,112.0	(47.4)	(4.3)	3,229.0	3,274.8	(45.8)	(1.4)
Parts and service	624.3	626.7	(2.4)	(0.4)	1,863.0	1,824.5	38.5	2.1
Finance and insurance	159.8	166.1	(6.3)	(3.8)	464.1	457.1	7.0	1.5
Other	9.0	6.7	2.3		26.6	22.5	4.1

	$4,949.0	$5,118.5	$(169.5)	(3.3)	$14,368.7	$14,362.4	$6.3	—

Gross profit:
New vehicle	$213.2	$228.2	$(15.0)	(6.6)	$616.8	$644.2	$(27.4)	(4.3)
Retail used vehicle	96.7	103.9	(7.2)	(6.9)	303.6	313.6	(10.0)	(3.2)
Wholesale	(1.9)	—	(1.9)		(0.8)	2.0	(2.8)

Used vehicle	94.8	103.9	(9.1)	(8.8)	302.8	315.6	(12.8)	(4.1)
Parts and service	270.1	273.8	(3.7)	(1.4)	814.1	796.5	17.6	2.2
Finance and insurance	159.8	166.1	(6.3)	(3.8)	464.1	457.1	7.0	1.5
Other	7.1	5.5	1.6		21.6	18.9	2.7

	$745.0	$777.5	$(32.5)	(4.2)	$2,219.4	$2,232.3	$(12.9)	(0.6)

Retail vehicle unit sales:
New	108,371	115,043	(6,672)	(5.8)	308,925	315,365	(6,440)	(2.0)
Used	59,716	63,837	(4,121)	(6.5)	183,787	187,289	(3,502)	(1.9)

	168,087	178,880	(10,793)	(6.0)	492,712	502,654	(9,942)	(2.0)

Revenue per vehicle retailed:
New	$28,525	$27,877	$648	2.3	$28,441	$27,852	$589	2.1
Used	$14,376	$14,150	$226	1.6	$14,376	$14,295	$81	0.6

Gross profit per vehicle retailed:
New	$1,967	$1,984	$(17)	(0.9)	$1,997	$2,043	$(46)	(2.3)
Used	$1,619	$1,628	$(9)	(0.6)	$1,652	$1,674	$(22)	(1.3)
Finance and insurance	$951	$929	$22	2.4	$942	$909	$33	3.6

Operating Percentages	Three Months Ended September 30,		Nine Months Ended September 30,
	% 2004	% 2003	% 2004	% 2003
Revenue mix percentages:
New vehicle	62.5	62.7	61.1	61.2
Used vehicle	21.5	21.7	22.5	22.8
Parts and service	12.6	12.2	13.0	12.7
Finance and insurance	3.2	3.2	3.2	3.2
Other	0.2	0.2	0.2	0.1

	100.0	100.0	100.0	100.0

Gross profit mix percentages:
New vehicle	28.6	29.4	27.8	28.9
Used vehicle	12.7	13.4	13.6	14.1
Parts and service	36.3	35.2	36.7	35.7
Finance and insurance	21.4	21.4	20.9	20.5
Other	1.0	0.6	1.0	0.8

	100.0	100.0	100.0	100.0

Operating items as a percentage of revenue:
Gross Profit:
New vehicle	6.9	7.1	7.0	7.3
Used vehicle — retail	11.3	11.5	11.5	11.7
Parts and service	43.3	43.7	43.7	43.7
Total	15.1	15.2	15.4	15.5

See accompanying note.